UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2017

NRG YIELD, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-36002	46-1777204
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

804 Carnegie Center, Princeton, New Jersey 08540
(Address of principal executive offices, including zip code)

(609) 524-4500
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.  Other Events.
On March 27, 2017, NRG Yield Operating LLC, a subsidiary of NRG Yield, Inc. (the “Company”), through certain of its wholly owned subsidiaries, acquired the following interests from certain wholly owned subsidiaries of NRG Energy, Inc. (“NRG”): (i) Agua Caliente Borrower 2 LLC, which owns a 16% interest in the Agua Caliente solar farm, and (ii) NRG's interests in seven utility-scale solar farms located in Utah that were part of NRG's November 2, 2016 acquisition of projects from SunEdison.  Collectively, the acquired interests are referred to as the “March 2017 Drop Down Assets.”
Accordingly, as reflected in Exhibits 99.1, 99.2 and 99.3 to this Current Report on Form 8-K, the Company has recast certain information within its Annual Report on Form 10-K for the year ended December 31, 2016 as filed with the Securities and Exchange Commission on February 28, 2017 (the "Original Annual Report") to reflect the acquisition of the March 2017 Drop Down Assets for all periods presented in the following sections:

•	Part II, Item 6. Selected Financial Data.

•	Part II, Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations.

•	Part IV, Item 15. Exhibits, Financial Statement Schedules.

As this Current Report on Form 8-K is being filed only for the purpose described above and only affects the Items specified above, the other information in the Original Annual Report remains unchanged. No attempt has been made in this Current Report on Form 8-K to modify or update disclosures in the Original Annual Report except for within the Items noted above. Other than as required to recast certain information as described above and as set forth in Exhibits 99.1, 99.2 and 99.3, this Current Report on Form 8-K does not reflect events occurring after the filing of the Original Annual Report or modify or update any related disclosures. Information within the Original Annual Report not affected by this Current Report on Form 8-K is unchanged and reflects the disclosure made at the time of the filing of the Original Annual Report. Accordingly, this Current Report on Form 8-K should be read in conjunction with the Original Annual Report.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Document

23.1	Consent of KPMG LLP.
99.1	Recast 2016 Form 10-K – Part II, Item 6. Selected Financial Data.
99.2	Recast 2016 Form 10-K – Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations.
99.3	Recast 2016 Form 10-K – Part IV, Item 15. Exhibits, Financial Statement Schedules.
101 INS	XBRL Instance Document.
101 SCH	XBRL Taxonomy Extension Schema.
101 CAL	XBRL Taxonomy Extension Calculation Linkbase.
101 DEF	XRBL Taxonomy Extension Definition Linkbase.
101 LAB	XBRL Taxonomy Extension Label Linkbase.
101 PRE	XBRL Taxonomy Extension Presentation Linkbase.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NRG Yield, Inc.
(Registrant)

By:	/s/ Brian E. Curci
Brian E. Curci
Corporate Secretary

Dated:  May 9, 2017

 EXHIBIT INDEX

Exhibit No.	Document

23.1	Consent of KPMG LLP.
99.1	Recast 2016 Form 10-K – Part II, Item 6. Selected Financial Data.
99.2	Recast 2016 Form 10-K – Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations.
99.3	Recast 2016 Form 10-K – Part IV, Item 15. Exhibits, Financial Statement Schedules.
101 INS	XBRL Instance Document.
101 SCH	XBRL Taxonomy Extension Schema.
101 CAL	XBRL Taxonomy Extension Calculation Linkbase.
101 DEF	XRBL Taxonomy Extension Definition Linkbase.
101 LAB	XBRL Taxonomy Extension Label Linkbase.
101 PRE	XBRL Taxonomy Extension Presentation Linkbase.

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